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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       MARCH 28, 2000
                                                   -----------------------------
                          CREDENCE SYSTEMS CORPORATION
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             (Exact name of registrant as specified in its charter)

          DELAWARE                  000-22366                    94-2878499
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(State or other jurisdiction      (Commission                 (IRS Employer
      of incorporation)           File Number)              Identification No.)

            215 FOURIER AVENUE, FREMONT, CALIFORNIA                     94539
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            (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code        (510) 657-7400
                                                      --------------------------

                                      NONE
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         On March 28, 2000, the Registrant issued a press release announcing the execution of the definitive agreement for the registrant's acquisition of TMT, Inc.

Item 7.  Exhibits.

         Press Release disseminated on March 28, 2000 announcing the execution of the definitive agreement for the registrant's acquisition of TMT, Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CREDENCE SYSTEMS CORPORATION
                                   (Registrant)

Date:  March 28, 2000              By   /s/ Graham J. Siddall
                                     ----------------------------

                                   Name:  Graham J. Siddall
                                   Title: Chief Executive Officer and President


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                                INDEX TO EXHIBITS



EXHIBIT NO.                            DESCRIPTION

 99.1 Press Release disseminated on March 28, 2000 announcing the registrant's acquisition of TMT, Inc.